Exhibit 99.1

Precision Oncology through Synthetic Lethality January 2023

Forward - Looking Statements Certain information contained in this presentation includes “forward - looking statements”, within the meaning of Section 27A of t he Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinic al trials, regulatory submissions and strategic plans. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “con tin ue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words th at convey uncertainty of the future events or outcomes to identify these forward - looking statements. The forward - looking statements are ba sed on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumption s, and uncertainties. Any or all of the forward - looking statements may turn out to be wrong or be affected by inaccurate assumptions ou r management team might make or by known or unknown risks and uncertainties. These forward - looking statements are subject to risks and uncertainties including, without limitation, risks related to the success and timing of our clinical trials or othe r s tudies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Reports on Fo rm 10 - K and Quarterly Reports on Form 10 - Q. Forward - looking statements regarding our product candidates are also subject to additional risks and uncertainties, including without limitation, with respect to: our dependence on additional financing to fund our op era tions and complete the development and commercialization of our product candidates, and the risks that raising such additional capi tal may restrict our operations or require us to relinquish rights to our technologies or product candidates; our limited history an d preclinical status of the assets we acquired from Atrin Pharmaceuticals Inc.; our business plan or the likelihood of the suc ces sful implementation of such business plan; the timing of initiation of planned clinical trials for our product candidates; the fut ure success of such trials; the successful implementation of our research and development programs and collaborations and the interpretat ion of the results and findings of such programs and collaborations and whether such results are sufficient to support the future su cce ss of our product candidates; the success, timing and cost of our anticipated clinical trials for our current product candidates; t he timing of initiation, futility analyses, data presentation, reporting and publication and receipt of interim results (including, withou t l imitation, any preclinical results or data); any statements about our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies ; a nd other factors, including legislative, regulatory, political and economic developments not within our control. For all these reasons , a ctual results and developments could be materially different from those expressed in or implied by our forward - looking statements. You are cautioned not to place undue reliance on these forward - looking statements, which are made only as of the date of this presentati on. We undertake no obligation to update such forward - looking statements to reflect subsequent events or circumstances, except to th e extent required by law or regulation. © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 2

3 © 2023 Aprea Therapeutics, Inc. All Rights Reserved. ▪ Clinical stage precision oncology company developing novel synthetic lethality - based therapeutics in areas of high unmet need ◊ ATRN - 119: ATR Inhibitor ◊ ATRN - W1051: WEE1 Inhibitor ◊ Undisclosed DDR Inhibitor ▪ Synthetic lethality assets potentially differentiated from competitors ▪ Innovative platform technologies ▪ The acquisition of Atrin Pharmaceuticals in May 2022 expands pipeline and development capabilities Aprea Therapeutics (NASDAQ: APRE) Precision Oncology via Synthetic Lethality in Defined Patient Populations Capital - efficient model and near - term clinical milestones drive compelling investment opportunity

Repli - Biom Proprietary Platform and Combination Approaches An Integrated Platform for Discovery of Novel SL Targets and Biomarkers 4 Repli - Biom to Identify Biomarkers and New Targets Drug Combination SL Approach ▪ Repli - Biom platform is designed to identify factors that respond to drug treatment at the mechanistic site of drug action, the r eplication fork ▪ Repli - Biom shows potential to identify candidate biomarkers of therapeutic benefit as well novel SL targets ▪ Combination SL may permit lower doses and decreased rates of acquired resistance, potentially leading to durable responses in ca ncers with specific mutations Drug Target 1 Cancer mutation Drug Target 2 SL SL SL © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

Program Target Pre - Clinical Development IND Enabling Phase 1 ATRN - 119 Mono ATR ATRN - 119 Combo ATR Phase 1 initiation planned 2H, 2023 ATRN - W1051 WEE1 ATRN - 354 (2 ND Gen) ATR* ATRN - DDRi Undisclosed *ATR = Timeline and capital allocation will be adjusted upon clinical data from lead ATR program. Robust DDR Development Pipeline © 2022 Aprea Therapeutics, Inc. All Rights Reserved. || CONFIDENTIAL 5

ATRN - 119 ATR Inhibitor 6 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

ATR is the Master Regulator of DDR ▪ Defects in DDR lead to compromised genomic instability and stalling of the replication fork ▪ ATR is activated by replication stress ▪ ATR Inhibition leads to replication fork collapse and cancer cell death ◊ Cancer cells with dysfunctional and/or dysregulated DDR are particularly sensitive to ATR inhibition ◊ Examples: Oncogenic RAS mutations, MYC overexpression, ATM mutations, BRCA1, BRCA2 7 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

ATRN - 119 is Potentially Differentiated from Other ATR Inhibitors ▪ ATRN - 119 has shown the potential to be highly potent with high selectivity to limit off - target toxicity 8 Note: Head - to - head studies with ATRN - 119 have not been conducted (1) Atrin data reported for HCT116 - Bcl/XL cell line; (2) Foote et al (2018), J Med Chem; (3) Lücking et al (2020), J Med Chem; (4) Roulston et al (2022) Mol Cancer Ther Conclusions: ▪ ATRN - 119 is highly potent and selective to potentially limit off - target toxicity ▪ In pre - clinical studies, ATRN - 119 has shown potential to have lower hematological toxicity than other ATRi On - Target Cellular IC 50 (nM) Fold Difference in IC 50 for Off - Target PIKK Inhibition ATRi ATM DNA - PK mTOR ATRN - 119 (1) 4 > 600x > 2000x > 2000x Berzosertib (1) 61 31x > 200x > 50x AZD - 6738 (2) 74 > 400x > 400x 70 – 310x BAY 1895344 (3) 36 39x 9x 61x RP3500 (4) 0.33 > 20000x > 20000x 30x © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

0 200 400 600 800 0 5 10 15 20 25 30 Tumor Volume (mm 3 ) Time (Days) 100 mg/kg n=8 ATRN - 119 Preclinical Profile ▪ Nanomolar potency in vitro across a broad spectrum of cancer cell lines ▪ Based on pre - clinical studies, strong tumor control observed in vivo , including in challenging genetic backgrounds 9 HCT - 116 p53 null (KRAS mut , p53) 0 500 1000 1500 0 5 10 15 20 Tumor Volume (mm 3 ) Time (Days) ATRN - 006 - B 1 : ATRN - 119 Antitumor Activity Against Colon Cancer in Female Mouse CDX: Human Colorectal Carcinoma Cell Line HCT 116 (KRAS G 13 D ) p 53 null Mean Vehicle p.o. (n=4) Mean 119 100mg/kg p.o. (n=4) ( p = . 00026 ) Control n=8 Pancreatic (CAPAN - 1) (KRAS mut , BRCA2) © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Pre - clinical studies with ATRN - 119

ATRN - 119 + Olaparib (Lynparza®): Regression of BRCA2 - Deficient Ovarian (HGSOC) Tumors 10 Human Ovarian PDX - PARPi & ATRi Tumor Size Based on pre - clinical results to date, the combination of ATRN - 119 and PARPi has shown potentially compelling tumor growth inhibition ATRN - 119 + PARPi Inhibits Ovarian Tumor Growth Over Time ATRN - 119 + PARPi Shows Negligible Weight Loss Over Time ATRN - 119 + PARPi Shows Negligible Body Weight Loss During Treatment Based on pre - clinical results to date, the combination of ATRN - 119 and PARPi potentially appears to be well tolerated © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Pre - clinical studies with ATRN - 119

11 Parameter AstraZeneca AZD6738 (1)(2) Bayer BAY1895344 (3) Repare / Roche (4) RP - 3500 (5) Route Of Administration Oral Oral Oral Clinical Studies Chosen (MTD/RP2D) , Dose Schedule 160mg BID, 2 - weeks - on, 2 - weeks - off , or: Continuous dosing (1) 40mg BID, 3 - days - on/4 - days - off 160mg QD, 3 - days - on/4 - days - off Main Grade ≥3 Hematological toxicities reported at Chosen Dose Schedule (MTD/RP2D ), in clinical studies Patriot 1, Escalation Phase, 160mg, BID (2) : Anemia (1/6, 17%) Patriot 2, Expansion Phase (1) : Fatigue, anemia, nausea & thrombocytopenia (not differentiated) (1) : (4/6, 67%) with c ontinuous dosing (3/15, 20%) with 2 - week - on, 2 - week - off Anemia (2/2, 100%) Neutropenia (1/2, 50%) Anemia (23/95, 24%) Neutrophil count decreased (10/95, 11%) Platelet count decreased (5/95, 5%) Note: Head - to - head studies with ATRN - 119 have not been conducted (1) Phase I study of ATR inhibitor, AZD 6738 , as monotherapy in advanced solid tumors (PATRIOT part A, B), Dillon et al, Volume 30 , October 2019 , Pages v 165 - v 166 (2) Poster CT 084 : A Phase I dose - escalation study of ATR inhibitor monotherapy with AZD 6738 in advanced solid tumors (PATRIOT Part A), AACR 2017 (3) First - in - Human Trial of the Oral Ataxia Telangiectasia and RAD 3 - Related (ATR) Inhibitor BAY 1895344 in Patients with Advanced Solid Tumors, Yap et al, Cancer Discov 2021 ; 11:80 - 91 and 2019 ASCO Poster, De - Bono et al. (4) Repare announced a worldwide license and collaboration agreement with Roche on June 1 , 2022 (5) Preliminary Phase 1 Data From Ongoing First - in - Human Phase 1 / 2 TRESR Study of RP - 3500 , AACR 2022 ATR Landscape Drives Potential Competitive Advantage for ATRN - 119 Current ATRs Structurally Similar in Core, Backbone, and Toxicity Profile N NN O S O HN CH 3 N NH AZD-6738 N N NH N N N N O BAY1895344 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

12 Parameter ATRN - 119 (1) Route Of Administration Oral Clinical Studies Chosen (MTD/RP2D) , Dose Schedule continuous once - daily dosing (dose TBD in Phase 1) (1) Hematological toxicities in preclinical studies Pre - Clinical, Toxicology Studies: • In 28 - day GLP tox study in dogs, hematological changes were of small magnitude with complete recovery • In a head - to - head comparative tolerability study, ATRN - 119 demonstrated significantly less toxicity than another oral ATRi that is currently in clinical development Note: ATRN - 119 has not yet been tested clinically (1) ATRN - 119, Phase 1/2a Clinical Study Protocol ATRN - 119: Potential Best - in - Class Oral ATR Inhibitor With Structurally Differentiated Core, Backbone, and Toxicity Profile ATRN - 119 potential for reduced toxicity could make it a preferred ATR inhibitor as a single agent, as well as a candidate for combination with standard of care therapies © 2023 Aprea Therapeutics, Inc. All Rights Reserved. N N NH 2 O HN S O O O R

ATRN - 119 Phase 1/2a Clinical Trial Design 13 Trial Objectives: • Primary: MTD / RP2D; safety; tolerability; PK • Secondary: ORR • Exploratory: PD; PK/PD relationships; bioavailability; predictive value of DDR biomarker Patients with advanced solid tumors with at least one DDR mutation Part 1 : Dose Escalation MTD / RP2D Schedule: 28 days QD Part 2 : Expansion Patients with ATM protein loss » ATM loss, indication agnostic Next - Generation Sequencing - DDR Panel » Gynecological cancers (endometrial, ovarian and cervical) » Prostate cancer » Colon cancer » Other cancers Patients with advanced solid tumors with at least one DDR mutation • NGS testing used to determine presence of DDR mutations/LOF • Patient selection is critical - Subjects may be enrolled with advanced solid tumor with at least one DDR mutation • B iomarkers with high likelihood for increased sensitivity to our lead drug candidate have been characterized 3 + 3 design Dose 2 Dose 3 Dose 4 Dose 6 Dose 1 Dose 5 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

ATRN - W1051 WEE1 Inhibitor 14 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

▪ Nanomolar anti - proliferative potency in vitro against multiple cancer cell lines ▪ Potent anti - tumor activity observed in vivo in an ovarian cancer xenograft model 0.00 200.00 400.00 600.00 800.00 1000.00 1200.00 1400.00 1600.00 1800.00 0 5 10 15 20 25 30 Tumor Volume (mm3) Days Post Treatment ATRN - W1051 Has Demonstrated Potentially Compelling Anti - tumor Activity IND targeted 4Q 2023 15 OVCAR 3 Xenograft Model ATRN - W 1051 , 30 mg/kg/d Vehicle © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Pre - clinical studies with ATRN - W1051

16 ATRN - W 1051 is Potentially Differentiated from Other WEE 1 Inhibitors ATRN - W 1051 shows potential to be potent and structurally differentiated, with high selectivity to limit off - target toxicity Note: Head - to - head studies have not been conducted (1) Huang et al, (2021) J Med Chem On - Target IC 50 (nM) Off - Target Inhibition at 1 m M (%) WEE1 PLK1 PLK2 PLK3 ATRN - W1051 2.2 17 33 12 ZN - c3 (1) 3.8 79 96 92 AZD - 1775 (1) 3.9 70 101 91 AZD - 1775 (1) ZN - c3 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

ATRN - W1051 Preclinical Data Highlight Potentially Favorable PK Properties 17 ATRN - W1051 (1) ZN - c3 (2) AZD - 1775 (2) Dose (mg/kg/d) 10 20 40 80 20 40 80 C max , ng/mL 1219 1167 1997 5100 635 2460 4703 T max , hr 2 1 1 1 1 1 1 AUC 0 - 24 , ng*hr/mL 14211 4863 17088 39722 1494 6313 13408 Tumor concentration, ng/mL 9000 ng/gr (@ 15 mg/kg/d) 10.5 48 811 BQL BQL 6.95 Note: Head - to - head studies have not been conducted (1) Data from study in normal mice (2) Data from study in A - 427 NSCLC xenograft model as reported in Zentalis Corporate Overview, March 2022 © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Based on pre - clinical studies, ATRN - W1051 shows potentially favorable drug exposure and tumor concentration:

Eprenetapopt (APR - 246) p53 Reactivator 18 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

Eprenetapopt (APR - 246 ) - Future Development Opportunities ◊ Myeloid Malignancies ◊ Supportive Clinical Data: encouraging Phase 2 overall survival (OS) and relapse - free survival (RFS) data for Eprenetapopt + Azacitidine in TP 53 mutant acute myeloid leukemia (AML) and myelodysplastic syndrome (MDS) post - hematopoietic cell transplantation (HCT) maintenance (Mishra et al, J Clin Oncol , 2022 . Maiti & Daver, J Clin Oncol, 2022 ) ◊ Solid tumors ◊ Supportive Clinical Data: encouraging Phase 1 / 2 data for Eprenetapopt + Pembro in advanced solid tumors (Park et al, ESMO Open, 2022 ) ◊ Non - Hodgkin ’ s Lymphoma (NHL) ◊ Open IND and FDA accepted protocol in late - line NHL ◊ Opportunity to introduce new oral formulation of eprenetapopt ◊ Analyze oral PK data to inform clinical opportunities, especially in solid tumors (i.e., eprenetapopt + IO therapy) ◊ Potential for additional indications in combination with other DDR inhibitors ◊ ATR, WEE 1 , Others 19 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

Corporate Highlights & Milestones 20 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

Atrin Pharmaceuticals Acquisition ◊ Acquisition of Atrin Pharmaceuticals on May 16 , 2022 ◊ Cash and cash equivalents as of September 30 , 2022 is sufficient to fund Aprea ’ s operations through the end of 2023 ◊ Multiple assets and innovative platform technologies ◊ Primary focus on: ◊ The ATR inhibitor ATRN - 119 as monotherapy and in combination with standard of care - in Phase 1 / 2 a clinical trials in solid tumor malignancies ◊ ATRN - 1051 , a potentially highly potent and selective WEE 1 inhibitor ◊ Undisclosed DDR inhibitor 21 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

2023 2024 2025 ATR ATRN - 119 Monotherapy NCT04905914 PARPi Combination WEE1 ATRN - W1051 ATR* (Second Generation) ATRN - 354 ATRN - DDRi U ndisclosed *ATR = Timeline and capital allocation will be adjusted upon clinical data from lead ATR program. Robust DDR Development Milestones © 2022 Aprea Therapeutics, Inc. All Rights Reserved. || CONFIDENTIAL 22 FPI ( 1Q 2023) Ph1 Results (4Q 2023) Ph1 results (4Q 2024) FPI Ph2a (1Q 2025) FPI (1Q 2024) IND Filing ( 4 Q 2023 ) PH1 Results (2H 2025) IND Filing (Mid 2025 ) Development Candidate Nomination ( Mid 2024) Ph2a Preliminary Data (2H 2024) FPI (2H 2023) Ph1 Results (2H 2024) Ph2a Completion (Mid 2025) Ph 2 a Preliminary Data ( 2 H 2025 ) IND Filing (2H 2024) FPI (YE 2024 ) FPI Ph2a (1Q 2024) Ph2a Preliminary Data (2H 2025) FPI (2H 2025)

23 ▪ Clinical stage precision oncology company developing novel synthetic lethality - based therapeutics in areas of high unmet need ◊ ATRN - 119: ATR Inhibitor ◊ ATRN - W1051: WEE1 Inhibitor ◊ Undisclosed DDR Inhibitor ▪ Synthetic lethality assets potentially differentiated from competitors ▪ Innovative platform technologies ▪ The acquisition of Atrin Pharmaceuticals in May 2022 expands pipeline and development capabilities Aprea Therapeutics (NASDAQ: APRE) Precision Oncology via Synthetic Lethality in Defined Patient Populations Capital - efficient model and near - term clinical milestones drive compelling investment opportunity © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

Precision Oncology through Synthetic Lethality January 2023